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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 27, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-10702              34-1531521
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   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut               06880
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          (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     (a) Terex Corporation (the "Company") issued a press release on October 27, 2004, releasing and reviewing the Company's financial results for its fiscal quarter and the nine month period ended September 30, 2004. A copy of this press release, including unaudited consolidated financial statements for the period ended September 30, 2004, is included as Exhibit 99.1 to this Form 8-K.

     (b) Furthermore, as part of the Company's continual review process of its accounts (in accordance with its financial and internal controls) during the preparation of its interim financial reports for the third quarter of 2004, the Company focused on resolving an imbalance in certain intercompany accounts. To reconcile the accounts, the Company commenced a more detailed examination of intercompany transactions that may have given rise to the imbalance and has identified several entries that require reclassification in the Company's financial statements. Due to the fact that several of these entries occurred as long as 10 years ago, the process of verifying the entries in question is still ongoing.

     The Company's independent auditors, PricewaterhouseCoopers LLP, were notified of the account imbalance on September 24, 2004. Management notified the Audit Committee of the Board of Directors of the account imbalance at a committee meeting held on October 13, 2004. Following this Audit Committee meeting, members of management communicated with the Chairman of the Audit Committee on several occasions. In addition, the Chairman of the Audit Committee communicated with the Company's independent auditors on several occasions as well. The Audit Committee then convened a second meeting on October 22, 2004, at which time management provided an update on the status of the Company's examination of the accounts in question. At this meeting, the Audit Committee determined to retain independent counsel to advise it with respect to this matter. The Audit Committee then met on October 26, 2004 and October 27, 2004, at which time management provided further updates. The Company's independent auditors participated in all four meetings of the Audit Committee.

     Given the ongoing review process by the Company, no final determination has been made as to the extent to which adjustments to the financial statements may be required to be made in prior periods. However, due to the circumstances of the continuing examination, the Audit Committee, in conjunction with management, determined that the Company make the disclosures covered by this Form 8-K.

     While the examination is continuing, at this stage the Company believes that the potential for adjustments to its financial statements primarily relates to periods in 2002 and earlier. As of September 30, 2004, the net imbalance in the subject accounts was approximately $11 million. Certain of the significant items identified to date that have contributed to the imbalance and the expected financial statement impact (to the extent possible) of these items are summarized below. The ultimate resolution of the items comprising the net imbalance of $11 million could have impacts greater or lesser than $11 million on individual line items of any impacted financial statements.

     o Intercompany notes associated with the Schaeff business were incorrectly recorded and consequently caused the value of the goodwill of the Schaeff companies to be overstated by approximately $23.5 million. The Company believes that the adjustment of this item will impact the balance sheet by decreasing the Company's goodwill and equity as of December 31, 2002 by that amount.

     o An amount in the range of $12 to $18 million contributed to the account imbalance. The Company believes this to be due to currency translation which would have no impact on the financial statements of the Company.

     o Adjustments to certain balance sheet items, mainly working capital and warranty, related to the O&K Mining business, which the Company believes affect periods from 1998 (acquisition) to 2002. At this time, the Company has not determined the net impact of the foregoing items on the financial statements for such periods.

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     o    Other items indicating deficiency in the reconciliation of working capital and certain other accounts, which contributed to the intercompany imbalance, indicate adjustments that may reduce pretax income primarily in the years from 2000 through 2002 in the range of approximately $10 million cumulatively.

     As noted above, until the examination is concluded, the amounts and the related period for any adjustments cannot be finally determined. In addition, until the review is completed, there can be no assurance that additional adjustments to the financial statements will not be identified. Any adjustments to the Company's financial statements as a result of the examination of the accounts in question are subject to the completion of audit and review procedures by the Company's independent auditors.

     The Company is continually reviewing its financial controls and internal processes to assure the accuracy of its financial reports. In the latter part of 2003, an improved financial reporting system was put in place, allowing for a more detailed and thorough review of accounts on a timely basis through analytical report writing functions as well as automated back office functions. Additionally, internal controls are being modified to require, among other things, monthly activity balancing and the requirement that any reconciling item not resolved within a specified period of time be expensed to the income statement, which is intended to deter this type of situation from occurring in the future.

     A summary of these matters is included in the press release included as
Exhibit 99.1 to this Form 8-K.

     (c) Safe Harbor Statement . The above contains forward-looking statements based on Terex's current expectations and projections about future events. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: until the review by the Company is concluded, no assurance can be given that the financial statement adjustments, impacts and periods set forth above are above are final or that there may not be additional adjustments to the financial statements identified; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of the Company may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this document to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on October 27, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 27, 2004


                                 TEREX CORPORATION


                                  By:  /s/ Mark T. Cohen
                                  Mark T. Cohen
                                  Vice President and Controller